Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioMarin Pharmaceutical Inc. (the “Company”) for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jean-Jacques Bienaimé and Jeffrey H. Cooper, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEAN-JACQUES BIENAIMÉ
Jean-Jacques Bienaimé
Chief Executive Officer

November 7, 2008

/s/ JEFFREY H. COOPER
Jeffrey H. Cooper
Senior Vice President, Chief Financial Officer

November 7, 2008